                                                                   EXHIBIT 10.42

                                                                  EXECUTION COPY

                                NINTH AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
                        BEVERLY CALIFORNIA CORPORATION,
                    THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                           THE LENDERS LISTED HEREIN,
                         BANK OF MONTREAL, AS CO-AGENT,
                                      AND
                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                          LOS ANGELES AGENCY, AS AGENT

                          DATED AS OF NOVEMBER 9, 1994

     THIS NINTH AMENDMENT dated as of November 9, 1994 (this "Amendment") is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI") BEVERLY CALIFORNIA CORPORATION, a California corporation ("Borrower"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "Guarantors"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as defined below) pursuant to subsection 10.8 thereof, are referred to herein individually as a "Lender" and collectively as the "Lenders"), BANK OF MONTREAL as co-agent for the Lenders (in such capacity, the "Co-Agent"), and THE LONG-TERM CREDIT BANK OF JAPAN, LTD., Los Angeles Agency ("LTCB"), as agent for the Lenders (in such capacity, the "Agent"). This Amendment amends the Credit Agreement dated March 24, 1992 by and among BEI, Borrower, Co-Agent, Agent and Lenders, as amended by that First Amendment to Credit Agreement dated April
7, 1992 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Second Amendment to Credit Agreement dated as of May 11, 1992 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Third Amendment to Credit Agreement dated as of March 1, 1993 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fourth Amendment to Credit Agreement dated as of November 1, 1993 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fifth Amendment to Credit Agreement dated as of March 21, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Sixth Amendment to Credit Agreement dated as of April 22, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Seventh Amendment to Credit Agreement dated as of

May 2, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Eighth Amendment to Credit Agreement dated as of November 1, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders (said Credit Agreement, as so amended, the "Credit Agreement"), as set forth herein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

     WHEREAS, Lenders, Co-Agent and Agent have agreed to approve such amendments;

     WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

     NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Co-Agent, Agent and Lenders agree as follows:

                                   AGREEMENT

SECTION 1. AMENDMENTS TO DEFINITIONS

     (a) Subsection 1.1 of the Credit Agreement is hereby amended by the addition of the following definitions in alphabetical order:

          "ACD/CC RATIO" means the ratio of Adjusted Consolidated Debt to Consolidated Capital.

          "ADJUSTED CONSOLIDATED DEBT" means at any date the sum, without duplication, of (i) all liabilities of BEI and its Subsidiaries at such date of the types classified as "current liabilities: short-term borrowings," "current liabilities: current portion of long-term obligations" and "long-term obligations" on the consolidated balance sheet included in the Coverage Base Financials (other than any Consolidated Subordinated Debt), (ii) all guarantees at such date of obligations of other issuers of the type listed in Schedule VII to the Coverage Base Financials (other than guarantees outstanding on the Morgan Effective Date of obligations outstanding on the Morgan Effective Date, in amounts not in excess of the amounts set forth in Schedule VII to the

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

     Coverage Base Financials) and (iii) an amount equal to the product of (A) Consolidated Rental Expense for the four fiscal quarters of BEI most recently completed on or prior to such date multiplied by (B) 8.

          "CASH COVERAGE RATIO" means, on any date, the ratio of (i) the sum of Consolidated EBIT and Rental Expense for the four consecutive fiscal quarters most recently ended on or prior to such date minus Consolidated Interest Income for such four fiscal quarters to (ii) the sum of Consolidated Net Interest Expense, Rental Expense and Preferred Dividends for such four fiscal quarters.

          "CONSOLIDATED CAPITAL" means at any date the sum of (i) Consolidated Net Worth at such date plus (ii) Adjusted Consolidated Debt at such date.

          "CONSOLIDATED EBIT" means, for any period, Consolidated Net Income for such period plus, without duplication, any amounts deducted in determining such Consolidated Net Income in respect of (a) Consolidated Interest Charges for such period and (b) expenses for such period of the types classified as "income taxes" on the consolidated statement of operations included in the Coverage Base Financials.

          "CONSOLIDATED INTEREST INCOME" means, for any period, all items for such period of the types classified as "interest income" on the consolidated statement of operations included in the Coverage Base Financials.

          "CONSOLIDATED NET INTEREST EXPENSE" means, for any period, Consolidated Interest Charges minus Consolidated Interest Income.

          "EFFECTIVE DATE" means the Ninth Amendment Effective Date as that term is defined in Section 11 of the Ninth Amendment to Credit Agreement among BEI, Borrower, the Guarantors, the Lenders, Co-Agent and Agent, dated as of November 9, 1994.

          "EURODOLLAR MARGIN" means, for any day, the rate per annum set forth under the column heading "Eurodollar Margin" below for the ACD/CC Ratio and Cash Coverage Ratio in effect on such day or, if the ACD/CC Ratio and Cash Coverage Ratio in effect on such day do not coincide within one of the groupings below, the higher rate per annum set forth opposite the ACD/CC Ratio and Cash Coverage Ratio in effect on such day under the column heading "Eurodollar Margin" below:

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

                                                                           EURODOLLAR
                                      RATIO                                RATE MARGIN
                                      -----                                ------------
        ACD/CC Ratio less than 0.68; and Cash Coverage Ratio greater than
          or equal to 1.66...............................................    0.750%
        ACD/CC Ratio greater than or equal to 0.68 and less than 0.72;
          and Cash Coverage Ratio greater than or equal to 1.56 and less
          than 1.66......................................................    0.875%
        ACD/CC Ratio greater than or equal to 0.68 and less than 0.72;
          and Cash Coverage Ratio greater than or equal to 1.45 and less
          than 1.56......................................................    1.125%
        ACD/CC Ratio greater than or equal to 0.72 and less than 0.74;
          and Cash Coverage Ratio greater than or equal to 1.40 and less
          than 1.45......................................................    1.500%
        ACD/CC Ratio greater than or equal to 0.74; or Cash Coverage
          Ratio greater than or equal to 1.40............................    2.000%

     Any change in the Eurodollar Margin shall become effective on the day on which Borrower has delivered a Compliance Certificate pursuant to subsection 5.1D which Compliance Certificate sets forth in reasonable detail the calculations required to establish a change in the ACD/CC Ratio or Cash Coverage Ratio that requires a change in the Eurodollar Margin in accordance with this definition. The Eurodollar Margin in effect as of the Effective Date shall be established by the delivery of a certificate of Borrower on the Effective Date showing the ACD/CC Ratio and Cash Coverage Ratio as of September 30, 1994.

          "LEASE CONVERSION" means any acquisition by BEI or any of its Subsidiaries of a facility and related property that had theretofore been leased by BEI or any such Subsidiary and that BEI or any of its Subsidiaries continues to operate.

          "PERMITTED RECEIVABLES FINANCING SECURITIES" means debt securities or preferred stock issued by a Special

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

     Purpose Receivables Financing Subsidiary pursuant to a Receivables Financing Program and borrowings by a Special Purpose Receivables Financing Subsidiary under a related Receivables Financing Backstop Facility.

          "PREFERRED DIVIDENDS" means, for any period, without duplication, all dividends and distributions accrued or paid in respect of such period on shares of BEI's preferred.

          "PRIME MARGIN" means, for any day, the rate per annum set forth under the column heading "Prime Margin" below for the ACD/CC Ratio and Cash Coverage Ratio in effect on such day or, if the ACD/CC Ratio and Cash Coverage Ratio in effect on such day do not coincide within one of the groupings below, the higher rate per annum set forth opposite the ACD/CC Ratio and Cash Coverage Ratio in effect on such day under the column heading "Prime Margin" below.

                                                                              PRIME
                                       RATIO                                  MARGIN
                                       -----                                  ------
        ACD/CC Ratio less than 0.68; and Cash Coverage Ratio greater than
          or equal to 1.66.................................................   0.000%
        ACD/CC Ratio greater than or equal to 0.68 and less than 0.72; and
          Cash Coverage Ratio greater than or equal to 1.56 and less than
          1.66.............................................................   0.000%
        ACD/CC Ratio greater than or equal to 0.68 and less than 0.72; and
          Cash Coverage Ratio greater than or equal to 1.45 and less than
          1.56.............................................................   0.000%
        ACD/CC Ratio greater than or equal to 0.72 and less than 0.74; and
          Cash Coverage Ratio greater than or equal to 1.40 and less than
          1.45.............................................................   0.500%
        ACD/CC Ratio greater than or equal to 0.74 or Cash Coverage Ratio
          less than 1.40...................................................   1.000%

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

     Any change in the Prime Margin shall be effective on the day on which Borrower has delivered a Compliance Certificate pursuant to subsection 5.1D which Compliance Certificate sets forth in reasonable detail the calculations required to establish a change in the ACD/CC Ratio that requires a change in the Prime Margin in accordance with this definition. The Prime Margin in effect as of the Effective Date shall be established by the delivery of a certificate of Borrower on the Effective Date showing the ACD/CC Ratio and Cash Coverage Ratio as of September 30, 1994.

          "RECEIVABLES FINANCING BACKSTOP FACILITY" means a credit facility entered into by a Special Purpose Receivables Financing Subsidiary for the purposes of providing liquidity with respect to securities issued by such Special Purpose Receivables Financing Subsidiary and of financing transactions of the type intended to be financed with the proceeds of such securities.

          "RECEIVABLES FINANCING PROGRAM" means a program pursuant to which a Special Purpose Receivables Financing Subsidiary issues debt securities or preferred stock secured by (i) Medicaid, Medicare or other patient accounts receivable or Permitted Receivables Financing Securities purchased from BEI or its Subsidiaries or (ii) security interests in Medicaid, Medicare or other patient accounts receivable or Permitted Receivables Financing Securities granted by BEI and its Subsidiaries.

          "RENTAL EXPENSE" means, for any period, the rental expense (net of sublease income) of BEI and its Consolidated Subsidiaries.

          "SPECIAL PURPOSE RECEIVABLES FINANCING SUBSIDIARY" means a Wholly-Owned Subsidiary of BEI the sole purpose of which is to issue debt securities and/or preferred stock and to purchase Medicare, Medicaid or other patient accounts receivable of BEI and its Subsidiaries and/or Permitted Receivables Financing Securities and make advances to BEI and its Subsidiaries secured by security interests in such Medicare, Medicaid or other patient accounts receivable and/or Permitted Receivables Financing Securities, which accounts receivable, Permitted Receivables Financing Securities and/or security interests therein may be pledged to secure such debt securities and/or preferred stock and/or borrowings by such Special Purpose Receivables Financing Subsidiary under a Receivables Financing Backstop Facility."

     (b) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of

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

"BEI 1992 Disposition Plan" and replacing such definition with the following:

          " 'BEI 1992 DISPOSITION PLAN' means the disposition plan announced by BEI on November 9, 1992 relating to the proposed disposition of certain facilities and the establishment of reserves therefor, in each case, as summarized in Schedule VII to the Morgan Credit Agreement."

     (c) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Consolidated Capital Expenditures and replacing such definition with the following:

          " 'CONSOLIDATED CAPITAL EXPENDITURES' means, for any period, the sum, without duplication, of (i) the total amount of additions to property and equipment of BEI and its Consolidated Subsidiaries during such period of the types classified as "Capital expenditures" or "Payments for acquisitions, net of cash acquired" on the consolidated statement of cash flows included in the Coverage Base Financials and (ii) all Investments made by BEI or any of its Subsidiaries during such period in Beverly Japan Corporation; provided that "Consolidated Capital Expenditures" shall exclude (A) the application of insurance or condemnation proceeds to rebuilding facilities, (B) any acquisition by BEI or any of its Subsidiaries of any assets in connection with and as part of a Workout Transaction, (C) any acquisition by BEI or any of its Subsidiaries of any assets as part of a Lease Conversion and (D) the amount of any Debt incurred or assumed for the purpose of financing all or any part of the cost of constructing any asset to the extent that such amount does not exceed 75% of the cost of acquiring or constructing such asset."

     (d) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Consolidated EBITDA" and replacing such definition with the following:

          " 'CONSOLIDATED EBITDA' means, for any period, the sum of (i) Consolidated Net Income for such period plus (ii) Consolidated Net Interest Expense for such period, Consolidated income taxes for such period and Consolidated depreciation and amortization expenses for such period, in each case to the extent such amounts were deducted in determining Consolidated Net Income for such period minus (iii) Consolidated extraordinary items of gain or loss or other Consolidated nonrecurring times and Consolidated gains or losses related to sales of assets or terminations of leases for such period."

     (e) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Consolidated Interest Charges" and replacing such definition with the following:

          " 'CONSOLIDATED INTEREST CHARGES' means, for any period, all items for such period of the types classified as "interest" on the consolidated statement of operations included in the Coverage Base Financials."

     (f) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Consolidated Rental Expense" and replacing such definition with the following:

          " 'CONSOLIDATED RENTAL EXPENSE' means Rental Expense with respect to leases of real property and improvements of real property less, with respect to any facility identified in the BEI 1992 Disposition Plan, the amount of such rental expense with respect to such facility for such period to the extent, but only to the extent, that such expense is charged against the reserves established in respect of such facility as part of the BEI 1992 Disposition Plan prior to the Morgan Effective Date, determined on a consolidated basis for such period."

     (g) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Coverage Base Financials" and replacing such definition with the following:

          " 'COVERAGE BASE FINANCIALS' means the consolidated balance sheet of BEI and its Consolidated Subsidiaries as of December 31, 1993 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended, together with the notes thereto, included in BEI's 1993 Form 10-K and reported on without qualification by Ernst & Young."

     (h) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Debt" and replacing such definition with the following:

          " 'DEBT' of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes and other similar instruments,
     (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as leasee which are capitalized in accordance with generally accepted accounting principles,
     (v) all

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

     obligations of such Person with respect to letters of credit and similar instruments, including, without limitation, obligations under reimbursement agreements, (vi) all mandatorily redeemable preferred stock of such Person,
     (vii) all Debt of others secured by Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (viii) all Debt of others guaranteed by such Person."

     (i) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Senior Note Collateral" and replacing such definition with the following:

          " 'SENIOR NOTE COLLATERAL' means the real property and related personal property securing obligations under the Senior Note Documents as of the Morgan Effective Date."

SECTION 2. AMENDMENT TO SUBSECTION 2.7A OF THE CREDIT AGREEMENT

     Subsection 2.7A of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "A. EURODOLLAR RATE LOANS. During such periods as such Loan is a Eurodollar Rate Loan, at a rate per annum equal at all times during each Interest Period for such Loan to the Adjusted Eurodollar Rate for such Interest Period plus the Eurodollar Margin; provided, that after the occurrence and during the continuation of any Event of Default, the Eurodollar Rate Loans shall bear interest from the date on which such Event of Default shall have occurred until such amount is paid in full at a rate per annum equal at all times to 2.0% per annum above the rate of interest otherwise payable under this subsection 2.7A, in each case payable in arrears on each Interest Payment Date and on the date of any prepayment thereof, unless such amounts are past due, in which case they shall be payable on demand."

SECTION 3. AMENDMENT TO SUBSECTION 2.7B OF THE CREDIT AGREEMENT

     Subsection 2.7B of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "B. PRIME RATE LOANS. During such periods as such Loan is a Prime Rate Loan, at a rate per annum equal at all times to the Prime Rate in effect from time to time plus the Prime Margin, provided, however, that after the

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

     occurrence and during the continuation of any Event of Default, the Prime Rate Loans shall bear interest, from the date on which such Event of Default shall have occurred until such amount is paid in full at a rate per annum equal at all times to 2.0% per annum above the rate of interest otherwise payable under this subsection 2.7B, in each case, payable quarterly in arrears for the preceding quarter (or portion thereof) on each Interest Payment Date occurring during such periods, on the date such Loan is Converted to a Eurodollar Rate Loan and on the date of any payment or prepayment thereof, unless such amounts are past due, in which case they shall be payable on demand."

SECTION 4. AMENDMENT TO SUBSECTION 5.5 OF THE CREDIT AGREEMENT

     Subsection 5.5 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "5.5 FIXED CHARGE COVERAGE RATIO

          The Fixed Charge Coverage Ratio at any date shall not be less than the ratio set forth below opposite the period in which such date falls:

                                    PERIOD                                          RATIO
                                    ------                                       -----------
Effective Date through December 30, 1995......................................   1.10 to 1.0
December 31, 1995 through December 30, 1997...................................   1.15 to 1.0
December 31, 1997 and thereafter..............................................   1.20 to 1.0"

SECTION 5. AMENDMENT TO SUBSECTION 5.6 OF THE CREDIT AGREEMENT

     Subsection 5.6 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "5.6 CONSOLIDATED DEBT RATIO

          On the last day of each fiscal quarter, the ratio of (a) the sum of Consolidated Debt as of the last day of each of the four fiscal quarters ending on such date less the sum of Consolidated Subordinated Debt as of the last day of each of such four fiscal quarters to (b) the sum of Consolidated Net Worth as of the last day of each of such four fiscal quarters plus the sum of Consolidated Subordinated Debt as of the last day of each of such four fiscal quarters shall not be more than 1.20 to 1.00

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

     through to December 31, 1996, and 1.10 to 1.00 thereafter."

SECTION 6. DELETION OF SUBSECTION 5.7 OF THE CREDIT AGREEMENT

     Subsection 5.7 of the Credit Agreement is hereby amended by deleting such subsection in its entirety.

SECTION 7. AMENDMENT TO SUBSECTION 5.8 OF THE CREDIT AGREEMENT

     Subsection 5.8 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "5.8  CONSOLIDATED DEBT FOR BORROWED MONEY TO CONSOLIDATED EBITDA
     RATIO

          On the last day of each fiscal quarter, the ratio of (a) the quotient derived by dividing the sum of the Consolidated Debt For Borrowed Money as of the last day of each of the four fiscal quarters ending on such date, by four, to (b) the sum of (i) Consolidated EBITDA and (ii) EBITDA for Sold Facility for each facility the Debt of which is guaranteed by BEI or a Subsidiary and which is included in Consolidated Debt For Borrowed Money for such four fiscal quarters shall not be more than 5.00 to 1.00 through December 31, 1996, and 4.50 to 1.00 thereafter."

SECTION 8. AMENDMENTS TO SUBSECTIONS 5.13A AND 5.15 OF THE CREDIT AGREEMENT

     Subsection 5.13A(xii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "(xii) Liens on Medicare, Medicaid or other patient accounts receivable of BEI or any of its Subsidiaries, or on Permitted Receivables Financing Securities, granted to secure Permitted Receivables Financing Securities, provided that the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries over which such a Lien is granted, together, without duplication, with the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries that are assigned to secure such Permitted Receivables Financing Securities, shall not exceed, at any time, 175% of the aggregate principal or redemption

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

     amount of all Permitted Receivables Financing Securities then outstanding;"

     Subsection 5.15(e) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "(e) Permitted Receivables Financing Securities, provided that the aggregate principal and redemption amount of all Permitted Receivables Financing Securities outstanding at any time shall not exceed $100,000,000;"

SECTION 9. AMENDMENTS TO EXHIBIT VIII OF THE CREDIT AGREEMENT

     Exhibit VIII of the Credit Agreement is hereby amended by deleting such Attachment No. 1 to such Exhibit VIII in its entirety and replacing it with Attachment No. 1 to Exhibit VIII set forth in Exhibit A attached hereto.

SECTION 10. REPRESENTATIONS AND WARRANTIES

     In order to induce Agent, Co-Agent and Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to Agent, Co-Agent and Lenders that:

     (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

     (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

     (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

     (d) The execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment, by each Loan Party are within the corporate power and authority of each such Loan Party and, as of the Ninth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment, as of the Ninth Amendment Effective Date, is duly executed and delivered by

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

each of such Loan Parties and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Ninth Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of BEI and Borrower, enforceable against BEI and Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (e) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party.

     (f) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

SECTION 11. CONDITIONS TO EFFECTIVENESS

     Sections 1 through 9 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Ninth Amendment Effective Date");

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

     A. On or before the Ninth Amendment Effective Date, BEI, Borrower and each Subsidiary Guarantor shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Ninth Amendment Effective Date;

          (i) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Ninth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          (ii) A certificate of the Chief Financial Officer of Borrower specifying the ACD/CC Ratio and the Cash Coverage Ratio in effect as of September 30, 1994;

          (iii) Signature and incumbency certificates of its officers executing this Amendment certified by its secretary or an assistant secretary; and

          (iv) Executed counterparts of this Amendment.

     B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Robert W. Pommerville, general counsel for BEI, and Weil, Gotshal & Manges, counsel for BEI, Borrower and each Subsidiary Guarantor, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Ninth Amendment Effective Date and setting forth substantially the matters in the opinions designated in Exhibit B to this Amendment and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

     C. On or before the Ninth Amendment Effective Date, each Lender shall have delivered to Agent a counterpart of this Amendment originally executed by a duly authorized officer of such Lender or by telex or telephonic confirmation.

     D. On or before the Ninth Amendment Effective Date:

          (i) Borrower shall have caused payment to each Lender of an amendment fee equal to 0.05% of the aggregate principal amount of Loans of such Lender outstanding on the Ninth Amendment Effective Date;

          (ii) Borrower shall have caused payment to Agent of all amounts regarding the costs and expenses reasonably incurred by Agent in connection with this Amendment that Borrower has agreed to pay;

          (iii) The Morgan Credit Agreement shall have become effective in all respects; and

          (iv) An amendment to the Nippon Credit Agreement, which amendment shall be satisfactory to Agent in all material respects, shall have become effective in all respects.

     E. On or before the Ninth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

     F. On the Ninth Amendment Effective Date American Transitional Care Centers of Texas, Inc., American Transitional Care Dallas-Ft. Worth, Inc., American Transitional Health Care, Inc., American Transitional Hospitals, Inc., American Transitional Hospitals of Indiana, Inc., American Transitional Hospitals of Oklahoma, Inc., American Transitional Hospitals of Tennessee, Inc., ATH Del Oro, Inc., ATH Heights, Inc., ATH Tucson, Inc. and Beverly Enterprises Japan Limited each shall have executed a Subsidiary Guaranty Agreement under which each such Subsidiary Guarantor guarantees the Obligations under the Credit Agreement as amended by this Amendment.

SECTION 12. THE GUARANTIES

     Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

     Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document amd (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

SECTION 13. COUNTERPARTS; EFFECTIVENESS

     This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Sections 1 through 9 hereof) shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

SECTION 14. FEES AND EXPENSES

     Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

SECTION 15. EFFECT OF AMENDMENT

     It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

SECTION 16. APPLICABLE LAW

     This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                          BEI:

                                          BEVERLY ENTERPRISES, INC.

                                          By:  /s/ SCHUYLER HOLLINGSWORTH, JR.
                                             ---------------------------------
                                          Title:      SVP and Treasurer
                                                ------------------------------

                                          Borrower:

                                          BEVERLY CALIFORNIA CORPORATION

                                          By:  /s/ SCHUYLER HOLLINGSWORTH, JR.
                                             ---------------------------------
                                          Title:      SVP and Treasurer
                                                ------------------------------

                                          Agent, Co-Agent and Lenders:

                                          THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LOS ANGELES AGENCY,
                                          as Agent and as a Lender

                                          By:       /s/  Y. KAMISAWA
                                             ---------------------------------
                                          Title:   Deputy General Manager
                                                ------------------------------

                                          BANK OF MONTREAL,
                                          as Co-Agent and as a Lender

                                          By:     /s/  DANIEL A. BROWN
                                             ---------------------------------
                                          Title:          Director
                                                ------------------------------

                                          Lenders:

                                          INTERNATIONALE NEDERLANDEN (U.S.)
                                          CAPITAL CORPORATION

                                          By:    /s/  TERESA ELLENSON
                                             -----------------------------------
                                          Title:       Vice President
                                                --------------------------------

                                          U.S. NATIONAL BANK OF OREGON

                                          By:       /s/  JANET JORDAN
                                             -----------------------------------
                                          Title:       Vice President
                                                --------------------------------

                                          The Subsidiary Guarantors:
                                          -------------------------

                                               Beverly Enterprises --
                                                 Alabama, Inc.

                                               Beverly Enterprises --
                                                 Arkansas, Inc.

                                               Beverly Enterprises --
                                                 Florida, Inc.

                                               Beverly Enterprises --
                                                 Georgia, Inc.

                                               Beverly Enterprises --
                                                 Maryland, Inc.

                                               Beverly Enterprises --
                                                 Massachusetts, Inc.

                                               Beverly Enterprises --
                                                 Minnesota, Inc.

                                               Beverly Enterprises --
                                                 Mississippi, Inc.

                                          Beverly Enterprises --
                                            Missouri, Inc.

                                          Beverly Enterprises --
                                            Nebraska, Inc.

                                          Beverly Enterprises --
                                            North Carolina, Inc.

                                          Beverly Enterprises --
                                            Oregon

                                          Beverly Enterprises --
                                            Wisconsin, Inc.

                                          Commercial Management,
                                            Inc.

                                          Hallmark Convalescent,
                                            Homes, Inc.

                                          Hospital Facilities
                                            Corporation

                                          Moderncare of Lumberton,
                                            Inc.

                                          Nebraska City S-C-H, Inc.

                                          South Dakota -- Beverly
                                            Enterprises, Inc.

                                          Vantage Healthcare
                                            Corporation

                                          AGI-Camelot, Inc.

                                          AGI-McDonald County --
                                            Health Care, Inc.

                                          Beverly Enterprises --
                                            Arizona, Inc.

                                          Beverly Enterprises --
                                            California, Inc.

                                          Beverly Enterprises --
                                            Colorado, Inc.

                                          Beverly Enterprises --
                                            Connecticut, Inc.

                                          Beverly Enterprises --

                                            Garden Terrace, Inc.

                                          Beverly Enterprises --
                                            Hawaii, Inc.

                                          Beverly Enterprises --
                                            Idaho, Inc.

                                          Beverly Enterprises --
                                            Illinois, Inc.

                                          Beverly Enterprises --
                                            Indiana, Inc.

                                          Beverly Enterprises --
                                            Kansas, Inc.

                                          Beverly Enterprises --
                                            Kentucky, Inc.

                                          Beverly Enterprises --
                                            Louisiana, Inc.

                                          Beverly Enterprises --
                                            Michigan, Inc.

                                          Beverly Enterprises --
                                            New Jersey, Inc.

                                          Beverly Enterprises --
                                            Ohio, Inc.

                                          Beverly Enterprises --
                                            Pennsylvania, Inc.

                                          Beverly Enterprises --
                                            South Carolina, Inc.

                                          Beverly Enterprises --
                                            Tennessee, Inc.

                                          Beverly Enterprises --
                                            Texas, Inc.

                                          Beverly Enterprises --
                                            Utah, Inc.

                                          Beverly Enterprises --
                                            Virginia, Inc.

                                          Beverly Enterprises --
                                            Washington, Inc.

                                          Beverly Enterprises --
                                            West Virginia, Inc.

                                          Beverly Indemnity, Ltd.

                                          Beverly Manor Inc. of Hawaii

                                          Beverly Savana Cay Manor, Inc.

                                          Columbia-Valley Nursing
                                            Home, Inc.

                                          Computran Systems, Inc.

                                          Continental Care Centers
                                            of Council Bluffs, Inc.

                                          Forest City Building, Ltd.

                                          Home Medical Systems, Inc.

                                          Kenwood View Nursing
                                            Home, Inc.

                                          Liberty Nursing Homes,
                                            Incorporated

                                          Medical Arts Health
                                            Facility of
                                            Lawrenceville, Inc.

                                          Nursing Home Operators, Inc.

                                          Petersen Health Care, Inc.

                                          Pharmacy Corporation of
                                            America

                                          Salem No. 1, Inc.

                                          South Alabama Nursing
                                            Home, Inc.

                                          By: /s/ SCHUYLER HOLLINGSWORTH, JR.
                                              -------------------------------
                                          Title:    SVP and Treasurer
                                                 ----------------------------